SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 23, 2007

Avatar Systems, Inc.

(Exact name of registrant as specified in its charter)

Texas	000-32925	75-2763037
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Network Boulevard, Suite 210, Frisco, Texas	75034
(Address of principal executive offices)	(Zip code)

(972) 720-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 23, 2007, Avatar Systems, Inc. issued a press release announcing its operating results for the quarter and six months ended June 30, 2007.

Item 9.01, Financial Statements and Exhibits.

Exhibit Number	Exhibit
99.1	Press release dated August 23, 2007

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avatar Systems, Inc.

/s/ Robert C. Shreve, Jr.

Date: August 23, 2007	Robert C. Shreve, Jr.
President, Chief Executive Officer and Chief Financial Officer